
SIGNATURE                                                       TITLE                                 DATE
---------                                                       -----                                 ----
/s/ Philip H. Geier, Jr.                  Chairman of the Board, President and Chief         August 2, 1999
-----------------------------             Executive Officer (Principal Executive Officer)
Philip H. Geier, Jr.                      and Director

/s/ Eugene P. Beard                       Vice Chairman - Finance and Operations and         August 2, 1999
-----------------------------
Eugene P. Beard                           Director

/s/ Frank J. Borelli                      Director                                           August 2, 1999
-----------------------------
Frank J. Borelli

/s/ Reginald K. Brack                     Director                                           August 2, 1999
-----------------------------
Reginald K. Brack

/s/ Jill M. Considine                     Director                                           August 2, 1999
-----------------------------
Jill M. Considine

/s/ John J. Dooner, Jr.                   Director                                           August 2, 1999
-----------------------------
John J. Dooner, Jr.

/s/ Frank B. Lowe                         Director                                           August 2, 1999
-----------------------------
Frank B. Lowe

/s/ Frederick Molz                        Vice President and Controller (Principal           August 2, 1999
-----------------------------
Frederick Molz                            Accounting Officer)

/s/ Leif H. Olsen                         Director                                           August 2, 1999
-----------------------------
Leif H. Olsen

/s/ Sean F. Orr                           Executive Vice President and Chief Financial       August 2, 1999
-----------------------------
Sean F. Orr                               Officer (Principal Financial Officer)

/s/ Martin F. Puris                       Director                                           August 2, 1999
-----------------------------
Martin F. Puris

/s/ Allen Questrom                        Director                                           August 2, 1999
-----------------------------
Allen Questrom

/s/ J. Phillip Samper                     Director                                           August 2, 1999
-----------------------------
J. Phillip Samper

                                  EXHIBIT INDEX

 Exhibit Number                  Description
 --------------                  -----------

     4.1 Indenture dated as of June 1, 1999 between the Company and The Bank of New York, as trustee.

     4.2  Form of Note (included in Exhibit 4.1).

     4.3 Registration Rights Agreement dated as of June 1, 1999 between the Company and Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., and Salomon Smith Barney Inc.

     5    Opinion of Nicholas J. Camera, Esq.

     12   Statement of Ratio of Earnings to Fixed Charges.

     23.1 Consent of PricewaterhouseCoopers LLP.

     23.2 Consent of Nicholas J. Camera, Esq. (included in Exhibit 5).

     24   Power of Attorney (included in Part II of this Registration
          Statement).

     25   Statement regarding Eligibility of Trustee on Form T-1.